                                                                   EXHIBIT 10.10


                              AT HOME CORPORATION

                       1996 INCENTIVE STOCK OPTION PLAN
                       --------------------------------

            As Adopted January 12, 1996 and as amended May 16, 1996

     1.  PURPOSE.  The purpose of this Plan is to provide incentives to attract,
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retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options. Capitalized terms not defined in the text of this Plan are defined in Section 21. This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act and is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of this Plan which is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o).

     2.  SHARES SUBJECT TO THIS PLAN.
         ---------------------------

         2.1  Number of Shares Available.  Subject to Sections 2.2 and 16,
         --------------------------
the total number of Shares reserved and available for grant and issuance pursuant to this Plan shall be 1,500,000 Shares. Subject to Sections 2.2 and 16, Shares that: (a) are subject to issuance upon exercise of an Option under this Plan but cease to be subject to such Option for any reason other than the purchase of such Shares upon exercise of such Option; or (b) are subject to an Option that otherwise terminates or expires without such Shares being issued, shall again be available for grant and issuance in connection with future grants of Options under this Plan.

         2.2  Adjustment of Shares.  In the event that the number of the
              --------------------
outstanding shares of the Company's Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, and (b) the Exercise Prices of and number of Shares subject to outstanding Options shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall
                            --------  -------
not be issued but shall either be (i) replaced by a cash payment equal to the Fair Market Value of such fractional shares in lieu thereof, or (ii) rounded up to the nearest whole Share, as determined by the Committee.

     3.  ELIGIBILITY.  ISOs (as defined in Section 5 below) may be granted only
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to employees (including officers and directors who are also employees) of the
Company or of a Parent or Subsidiary of the Company. All other Options may be granted to employees, officers, directors or consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide
                                     --------
services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Option under this Plan.

     4.  ADMINISTRATION.
         --------------

         4.1  Committee Authority.  This Plan shall be administered by the
              -------------------
Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of

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this Plan, and to the direction of the Board, the Committee shall have full power and authority to implement and carry out this Plan, including without limitation the authority to:

          (a) construe and interpret this Plan, any Stock Option Agreement and any other agreement or document executed pursuant to this Plan;

          (b) prescribe, amend and rescind rules and regulations relating to this Plan;

          (c)  select persons to receive Options;

          (d)  determine the form and terms of Options;

          (e)  determine the number of Shares subject to Options;

          (f) determine whether Options will be granted singly, in combination, in tandem with, in replacement of, or as alternatives to, other Options under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

          (g)  grant waivers of Plan or Option conditions;

          (h) determine the vesting, exercisability and payment terms of Options;

          (i) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Option or any Stock Option Agreement;

          (j)  determine whether an Option has vested or been earned; and

          (k) make all other determinations necessary or advisable for the administration of this Plan.

          4.2  Committee Discretion.  Any determination made by the Committee
               --------------------
with respect to any Option shall be made in its sole discretion at the time of grant of the Option or, unless in contravention of any express term of this Plan or Option, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Option under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Option under this Plan to Participants who are not Insiders of the Company.

          4.3  Exchange Act Requirements.  If the Company is subject to the
               -------------------------
Exchange Act, the Company will take appropriate steps to comply with the disinterested director requirements of Section 16(b) of the Exchange Act, including but not limited to, the appointment by the Board of a Committee consisting of not less than two persons (who are members of the Board), each of whom is a Disinterested Person.

     5.   OPTIONS.  The Committee may grant Options to eligible persons and
          -------
shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOS") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

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          5.1  Form of Option Grant.  Each Option granted under this Plan
               --------------------
shall be evidenced by an option grant agreement which shall expressly identify the Option as an ISO or NQSO ("STOCK OPTION AGREEMENT"), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of this Plan.

          5.2  Date of Grant.  The date of grant of an Option shall be the
               -------------
date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

          5.3  Exercise Period.  Options shall be exercisable within the times
               ---------------
or upon or after the occurrence of the events determined by the Committee as set forth in the Stock Option Agreement; provided, however, that no Option shall be
                                     --------  -------
exercisable after the expiration of ten (10) years from the date such Option is granted; and provided further that no ISO granted to a person who directly or by
             -------- -------
attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("TEN PERCENT SHAREHOLDER") shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines. Subject to earlier termination of an Option as provided herein, each Participant shall have the right to exercise such Participant's Option at the rate of at least twenty percent (20%) per year over five (5) years from the date such Option is granted.

          5.4  Exercise Price.  The Exercise Price shall be determined by the
               --------------
Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise
                                                 --------
Price of an ISO shall be not less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 6 of this Plan.

          5.5  Method of Exercise.  Options may be exercised only by delivery
               ------------------
to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased in the manner permitted by the terms of such Option, as determined under Section 6.1.

          5.6  Termination.  Notwithstanding the exercise periods set forth in
               -----------
the Stock Option Agreement, subject to the provisions of Section 5.9, exercise of an Option shall be subject to the following:

          (a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant's Options (only to the extent

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               that such Options would have been exercisable upon the
               Termination Date) no later than three (3) months after the Termination Date (or such shorter time period not less than thirty (30) days as may be specified in the Stock Option Agreement), but in any event no later than the expiration date of the Options, provided, that once the Company is subject
                            --------
               to the reporting requirements of the Exchange Act, the Company may permit any Participant who is an executive officer of the Company within the meaning of Section 16(b) of the Exchange Act to exercise an Option up to seven (7) months after the Termination Date (but no later than the expiration date of the Option); provided, however, that any unexercised ISO that remains
                        --------  -------
               exercisable after three (3) months after the Termination Date shall be deemed a NQSO.

          (b) If the Participant is Terminated because of death or Disability (or the Participant dies within three months of such Termination), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months as may be specified in the Stock Option Agreement), but in any event no later than the expiration date of the Options; provided,
                                                                 --------
               however, that in the event of Termination due to Disability other
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               than as defined in Section 22(e)(3) of the Code, any unexercised
               ISO that remains exercisable after three (3) months after the Termination Date shall be deemed a NQSO.

               5.7  Limitations on Exercise.  The Committee may specify a
                    -----------------------
reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from
        --------
exercising the Option for the full number of Shares for which it is then exercisable.

          5.8  Limitations on ISOs.  The aggregate Fair Market Value
               -------------------
(determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

          5.9  Modification, Extension or Renewal.  The Committee may modify,
               ----------------------------------
extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the
                       --------
written consent of Participant, impair any of Participant's rights under any Option previously granted. Any outstanding ISO that is modified,

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extended, renewed or otherwise altered shall be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of affected Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced
                --------  -------
below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

          5.10 No Disqualification.  Notwithstanding any other provision in
               -------------------
this Plan, no term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the affected Participants, to disqualify any ISO under
Section 422 of the Code.

     6.  PAYMENT FOR SHARE PURCHASES.
         ---------------------------

          6.1  Payment.  Payment for Shares purchased upon exercise of an Option
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pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

          (a) by cancellation of indebtedness of the Company to the Participant;

          (b) by surrender of Shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or (2) were obtained by Participant in the public market;

          (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are
                                 --------  -------
               not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; and provided
                                                                --------
               further, that the portion of the Purchase Price equal to the par
               -------
               value of the Shares, if any, must be paid in cash; and provided
                                                                      --------
               further, that the promissory note shall be secured as provided in
               -------
               Section 12 of this Plan;

          (d) by waiver of compensation due or accrued to Participant for services rendered;

          (e)  by tender of property;

          (f)  provided that a public market for the Company's stock then
               --------
               exists;

               (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the

                   NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               (2) through a "margin" commitment from Participant and an NASD
                   Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

          (g)      by any combination of the foregoing.

          6.2  Loan Guarantees.  The Committee may help the Participant pay for
               ---------------
Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

     7.   WITHHOLDING TAXES.
          -----------------

          7.1  Withholding Generally.  Whenever Shares are to be issued upon the
               ---------------------
exercise of Options granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Options are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          7.2  Stock Withholding. When, under applicable tax laws, a Participant
               -----------------
incurs tax liability in connection with the exercise or vesting of any Option or exercise of an Option that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax Date;

          (b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Committee;

          (d)  if the Participant is an Insider and if the Company is subject to
               Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Option, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax
               Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third (3rd) day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

          (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     8.  PRIVILEGES OF STOCK OWNERSHIP.
         -----------------------------

         8.1  Voting and Dividends.  No Participant shall have any of the
              --------------------
rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such
                                                        --------
Shares are subject to repurchase restrictions or other restrictions ("RESTRICTED STOCK"), then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant shall have no right to retain
       --------  -------
such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 10.

         8.2  Financial Statements.  The Company shall provide fiscal year end
              --------------------
financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Options outstanding; provided, however, the Company shall not be
                                     --------  -------
required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     9.   TRANSFERABILITY.  Options granted under this Plan, and any interest
          ---------------
therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant an Option shall be exercisable only by the Participant who holds such Option, and any elections with respect to an Option, may be made only by the Participant who holds such Option.

     10.  RESTRICTIONS ON SHARES.  At the discretion of the Committee, the
          ----------------------
Company may reserve to itself and/or its assignee(s) in the Stock Option Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, and/or
(b) a right to repurchase all Shares (or, with the consent of the Participant, a portion of the Shares) held by a Participant following such Participant's Termination at any time within ninety (90) days after Participant's Termination Date for cash or cancellation of purchase money indebtedness of Purchaser to the Company, at: (A) with respect to Shares that are "Vested" (as defined in the Stock Option Agreement), the higher of: (l) the Participant's original Purchase Price, or (2) the Fair Market Value of such Shares on the Participant's Termination Date, provided such right
                                                            --------
of repurchase terminates when the Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Stock Option Agreement), at the Participant's original Purchase Price, provided, that
                                                                 --------
the right to repurchase at the original Purchase Price lapses at the rate of at least 20% per year over 5 years from the date the Shares were purchased. If such right of repurchase of Shares that are not "Vested" is assigned, the assignee must pay the Company upon assignment of the right (unless the assignee is a one hundred percent (100%) owned Subsidiary of the Company or is the Parent of the Company owning one hundred percent (100%) of the Company) cash equal to the difference between the Exercise Price and the Fair Market Value of the Shares, if the Exercise Price is less than the Fair Market Value of the Shares.

     11.  CERTIFICATES.  All certificates for Shares or other securities
          ------------
delivered under this Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

     12.  ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a
          ------------------------
Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an officer or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided,
                                                                   --------
however, that the Committee may require or accept other or additional forms of
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collateral to secure the payment of such obligation and, in any event, the
Company shall have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

     13.  EXCHANGE AND BUYOUT OF OPTIONS.  The Committee may, at any time or
          ------------------------------
from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

     14.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Option shall not
          ----------------------------------------------
be effective unless such Option is granted by the Committee and is exercisable in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company shall have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

     15.  NO OBLIGATION TO EMPLOY.  Nothing in this Plan or in any Option
          -----------------------
granted under this Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary of the Company or limit in any way the right of the Company or any Parent, or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     16.  CORPORATE TRANSACTIONS.
          ----------------------

          16.1  Assumption or Replacement of Options by Successor.  In the
                -------------------------------------------------
event of:

          (a) a merger or consolidation in which the Company is not the surviving corporation (other than (i) a merger or consolidation
                                      ----- ----
               of the Company with a wholly-owned subsidiary, (ii) a reincorporation of the Company in a different jurisdiction or
               (iii) an other transaction in which there is no substantial change in the shareholders of the Company and their respective stockholdings in the successor corporation and the Options granted under this Plan are assumed or replaced by the successor corporation in a manner that is binding on all Participants);

          (b) a reverse triangular merger in which the Company survives but following which the shareholders of the Company (other than any
                                                                ----- ----
               shareholder that (i) merges with the Company in such reverse triangular merger or (ii) is an affiliate of another corporation that merges with the Company in such reverse triangular merger) cease to own their shares or other equity interests in the Company as a result of such merger;

          (c)  a dissolution or liquidation of the Company;

          (d)  the sale of substantially all of the assets of the Company; or

          (e) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code or regulations thereunder wherein the shareholders of the Company give up all of their equity interest in the Company, any or all outstanding Options may be assumed or replaced by the successor corporation (if any), which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent stock options or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Options). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

          If such successor corporation (if any) refuses to assume, replace or substitute Options as provided above pursuant to a transaction described in this
Section 16.1, then such Options shall expire upon the consummation of such transaction at such time and on such conditions as the Board shall determine.

          16.2  Other Treatment of Options.  Subject to any greater rights
                --------------------------
granted to Participants under the foregoing provisions of this Section 16, in the event of the occurrence of any transaction described in Section 16.1, any outstanding Options shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

          16.3  Assumption of Options by the Company.  The Company, from time to
                ------------------------------------
time, also may substitute or assume outstanding stock options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Option under this Plan in substitution of such other company's stock option, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed stock option could be applied to an Option granted under this Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed stock option would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes a stock option granted by another company, the terms and conditions of such stock option shall remain unchanged (except that the exercise
                                                        ------
price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing stock option, such new Option may be granted with a similarly adjusted Exercise Price.

     17.  ADOPTION AND SHAREHOLDER APPROVAL.  This Plan shall become effective
          ---------------------------------
on the date that it is adopted by the Board (the "EFFECTIVE DATE"). This Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Board may grant Options pursuant to this Plan; provided, however, that: (a) no Option may
                                     --------  -------
be exercised prior to initial shareholder approval of this Plan; and (b) in the event that shareholder approval is not obtained within the time period provided herein, all Options granted hereunder without such approval shall be canceled. After the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to shareholder approval.

     18.  TERM OF PLAN.  This Plan will terminate ten (10) years from the
          ------------
Effective Date or, if earlier, the date of initial shareholder approval of this Plan.

     19.  AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time terminate
          --------------------------------
or amend this Plan in any respect, including without limitation amendment of any form of Stock Option Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board shall not, without the approval of the
      --------  -------
shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is then subject to the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder.

     20.  NONEXCLUSIVITY OF THIS PLAN.  Neither the adoption of this Plan by the
          ---------------------------
Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     21.  DEFINITIONS.  As used in this Plan, the following terms shall have the
          -----------
following meanings:

          "BOARD" means the Board of Directors of the Company.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMITTEE" means the committee of the Board appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

          "COMMON STOCK" means the Company's Series A Common Stock.

          "COMPANY" means At Home Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

          "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

          "DISINTERESTED PERSON" means a director who has not, during the period that person is a member of the Committee and for one year prior to service as a member of the Committee, been granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any Parent or Subsidiary of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

          "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

          (a) if such Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

          (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

          (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

          (d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

          "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

          "OPTION" means an option to purchase Shares granted pursuant to this Plan.

          "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Option under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "PARTICIPANT" means a person who receives an Option under this Plan.

          "PLAN" means this At Home Corporation 1996 Incentive Stock Option Plan, as amended from time to time.

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 16, and any successor security.

          "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, or consultant, to the Company or a Parent or Subsidiary of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a
                                            --------
period of not more than three (3) months, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                                      -13-